UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549-1004
                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 21, 2009

                                  MODAVOX, INC.
             (Exact Name of Registrant as Specified in its Charter)

       STATE OF DELAWARE                  333-57818                20-0122076
--------------------------------    -----------------------    -----------------
(State or other jurisdiction of     Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

    1900 W UNIVERSITY DR, SUITE 230
            TEMPE, AZ 85281                               85281-3291
----------------------------------------         ------------------------------
(Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code (480) 553 5795
                                                           ---------------
Check the appropriate box below if the Form 8-K filing is intended to
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following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR
230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
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|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
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|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))
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                                TABLE OF CONTENTS
8.01 OTHER EVENTS

SIGNATURES



ITEM 8.01 OTHER EVENTS

Modavox, Inc. (OTCBB: MDVX), Internet broadcasting pioneer and holder of several patented technologies, On April 28, 2009, Modavox notified Yahoo, Inc., of its belief Yahoo's deployment and use on its Internet platform of Blue Lithium's behavioral targeting technology for online advertising infringes Modavox's patents relating to a method for adding function to a Web page. Modavox stated it would grant a license under its patents to Yahoo or otherwise Yahoo must cease and desist from its apparent infringement.

Yahoo was given until May 18, 2009 to discontinue its employment of Blue Lithium's technology or, in the alternative, to indicate Yahoo's interest in seeking a license to the patents and scheduling a meeting.

On May 5, 2009, Modavox's counsel was contacted by house counsel for Yahoo, who requested the opportunity to respond to the letter and discuss this matter with Modavox's counsel after her return from prior scheduled litigation and calendared commitments away from the office. Based on the conversation, Modavox's counsel granted an open extension to Yahoo. Modavox's counsel expects from the conversation and open extension request to have substantive discussions with Yahoo's counsel upon her return.



This release contains "forward-looking statements" for purposes of the Securities and Exchange Commission's "safe harbor" provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various risks and uncertainties that could cause Modavox's actual results to differ materially from those currently anticipated, including the risk factors identified in Modavox's most recent 10-K filing and subsequent 10-Q filings as well as other filings with the Securities and Exchange Commission.

                                      # # #


                                   * * * * * *
                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MODAVOX, INC.
                                             (Registrant)
Date: May 21, 2009                       By: /s/ Mark Severini
                                             ----------------------------------
                                             (Mark Severini,
                                             Chief Executive Officer)